EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Roebling Financial Corp, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Frank J. Travea, III, President and Chief Executive Officer, and Janice A. Summers, Senior Vice President, Chief Operating Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  July 31, 2003



/s/ Frank J. Travea, III                  /s/ Janice A. Summers
------------------------------            --------------------------------------
Frank J. Travea, III                      Janice A. Summers
President and Chief Executive             Senior Vice President, Chief Operating
   Officer                                   Officer and Chief Financial Officer





     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.